EXHIBIT 10.2
FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (“Amendment”) of HERITAGE FIELDS LLC, a Delaware limited liability company (the “Company”), is dated for reference purposes as of November 15, 2022, by and among FIVE POINT HERITAGE FIELDS, LLC, a Delaware limited liability company (“Five Point”), HERITAGE FIELDS CAPITAL CO-INVESTOR MEMBER LLC, a Delaware limited liability company (“Co-Investor”), MSD HERITAGE FIELDS, LLC, a Delaware limited liability company (“MSD”), and LNR HF II, LLC, a California limited liability company (“LNR”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the “Operating Agreement” (defined below).
W I T N E S S E T H:
WHEREAS, LenFive, LLC, a Delaware limited liability company (“Lennar”), transferred its Legacy Interests (the “Transfer”) in the Company to Lennar Homes of California LLC (“LHC”), effective as of November 2, 2022 (the “Effective Date”), pursuant to Section 11.2 of the Company’s Fourth Amended and Restated Limited Liability Company Agreement, dated as of April 21, 2017 (the “Operating Agreement”);
WHEREAS, pursuant to Section 11.7(c) of the Operating Agreement, allocations of Profit, Loss and Distributions to LHC will commence as of December 1, 2022;
WHEREAS, Lennar previously provided the other Members with notice of the transfer in accordance with Section 11.2 of the Operating Agreement as well as a copy of an executed Assignment and Assumption Agreement by and between Lennar and LHC in accordance with Section 11.3(b) of the Operating Agreement;
WHEREAS, Section 11.7(b) of the Operating Agreement requires that the Operating Agreement be amended and/or restated in order to reflect the Transfer and the admission of LHC as a substitute Member in place of Lennar; and
WHEREAS, the Voting Members desire to amend the Operating Agreement to reflect the Transfer and the admission of LHC as a substitute Member.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the Voting Members hereby amend the Operating Agreement, as of the Effective Date, as follows:
1.Changes to Definitions. As used in the Operating Agreement, "Lennar" shall now mean Lennar Homes of California LLC, a California limited liability company.
2.Exhibit A – Membership Interests. Exhibit A of the Operating Agreement is hereby amended and restated as set forth on Exhibit A hereto.
3.Exhibit B – Notices. Exhibit B of the Operating Agreement is hereby amended and restated as set forth on Exhibit B hereto.
4.Amendment. Except as modified by this Amendment, the Operating Agreement remains unmodified and in full force and effect.

5.Counterparts. This Amendment may be executed in one or more counterparts by some or all of the Voting Members and (i) each such counterpart shall be considered an original, and all of which together shall constitute a single agreement, (ii) the exchange of executed copies of this Amendment by facsimile or email transmission (e.g., Portable Document Format (PDF) or DocuSign) or other shall constitute effective execution and delivery of this Amendment as to the parties for all purposes, and (iii) signatures of the parties transmitted by facsimile or email transmission shall be deemed to be their original signatures for all purposes hereunder.

[signatures follow on next page]

IN WITNESS WHEREOF, the Voting Members have executed this Amendment as of the date first above written.
FIVE POINT:
FIVE POINT HERITAGE FIELDS, LLC, a Delaware limited liability company
By: Five Point Operating Company, LP, its sole member
By:      /s/ Daniel Hedigan
Name: Daniel Hedigan
Title: Chief Executive Officer
CO-INVESTOR:
HERITAGE FIELDS CAPITAL CO-INVESTOR MEMBER, LLC, a Delaware limited liability company
By:      /s/ Aric Shalev
Name: Aric Shalev
Title:
MSD:
MSD HERITAGE FIELDS, LLC, a Delaware limited liability company
By:      /s/ Alan Epstein
Name: Alan Epstein
Title: Vice President
LNR:
LNR HF II, LLC, a California limited liability company
By:      /s/ Dan Schwaegler
Name: Dan Schwaegler
Title: Senior Vice President
[Signature Page to First Amendment to Fourth Amended and Restated Limited Liability Company Agreement of Heritage Fields LLC]

EXHIBIT A

MEMBERS’ NAMES, PERCENTAGE INTERESTS AND CONTRIBUTION PERCENTAGES
(As of the Effective Date)

Member	Percentage Interest	Legacy Interest	Contribution Percentage
FPC-HF Venture I, LLC	--	12.5%	--
MSD Heritage Fields, LLC	12.5%	12.5%	12.5%
Heritage Fields Capital Co-Investor Member LLC	37.5%	37.5%	37.5%
LNR HF II, LLC	12.5%	12.5%	12.5%
Lennar Homes of California LLC	--	25%	--
Five Point Heritage Fields, LLC	37.5%	--	37.5%

EXHIBIT B
ADDRESSES FOR NOTICES
If to Five Point:
    Five Point Heritage Fields, LLC
    2000 FivePoint, 4th Floor
    Irvine, CA 92618
    Attn: Legal Notices
    Telephone: (949) 349-1000
    Facsimile: (949) 349-1075
    email: mike.alvarado@fivepoint.com
If to FPC-HF:
Five Point Communities, LP
    2000 FivePoint, 4th Floor
    Irvine, CA 92618
    Attn: Michael Alvarado
    Telephone: (949) 349-1000
    Facsimile: (949) 349-1075
    email: mike.alvarado@fivepoint.com
and:
    HFET Opportunities, LLC
    4600 Wells Fargo Center
    90 South Seventh Street
    Minneapolis, MN 55402
    Attn: General Counsel
    Facsimile: (612) 851-3001
    email: notices@castlelake.com
with a copy (which shall not constitute notice) to:
HFET Opportunities, LLC
    4600 Wells Fargo Center
    90 South Seventh Street
    Minneapolis, MN 55402
    Attn: Judd Gilats
    Facsimile: (612) 851-3001
    email: judd.gilats@castlelake.com

If to Co-Investor:
    Heritage Fields Capital Co-Investor Member LLC
    c/o Rockpoint Group, L.L.C.
    Woodlawn Hall at Old Parkland
    3953 maple Avenue, Suite 300
    Dallas, TX 75219
    Attn: General Counsel
    Telephone: (972) 934-0100
    Facsimile: (972) 934-833

If to MSD:

MSD Heritage Fields, LLC
c/o MSD Partners, L.P.
One Vanderbilt Avenue, 26th Floor
New York, New York  10017
Attention: Marcello Liguori, Chief Corporate Counsel

with a copy to:

    MSD Capital, L.P.
    100 Wilshire Boulevard, Suite 1700
    Santa Monica, CA 90401
    Attn: Alan Epstein
    Telephone: (310) 458-3609
    Facsimile: (310) 458-3619

If to Lennar:

    Lennar Homes of California LLC
    c/o Lennar Corporation
    2000 FivePoint, 3rd Floor
    Irvine, CA 92618
    Attn: Jon Jaffe
    Telephone: (949) 349-8076
    Facsimile: (949) 349-0782

with a copy to:

    Lennar Homes of California LLC
    c/o Lennar Corporation
    5505 Blue Lagoon Drive
    Miami, FL 33126
    Attn: Mark Sustana
    Telephone: (305) 229-6400
    Facsimile: (305) 229-6650

If to LNR:

    c/o IX LNR HF II HOLDINGS, L.L.C.
    591 West Putnam Avenue
    Greenwich, CT 06830
    Attn: Ellis Rinaldi, Esq.

with a copy to:

    LNR HF II, LLC
    c/o Starwood Capital Group Global, LLC
    100 Pine Street, Suite 3000
    San Francisco, CA 94111
    Attn: Daniel Schwaegler